PROPERTY & EQUIPMENT (Details) - USD ($)	Jun. 30, 2016	Dec. 31, 2015
Total fixed assets	$ 1,580,065	$ 1,469,140
Less: accumulated depreciation	(72,104)	(46,138)
Fixed assets, net	1,507,961	1,423,002
Computer and software [Member]
Total fixed assets	21,924	20,571
Furniture and fixtures [Member]
Total fixed assets	30,276	28,408
Office Equipment [Member]
Total fixed assets	43,712	41,014
Renovation and improvements [Member]
Total fixed assets	332,004	298,093
Building
Total fixed assets	$ 1,152,149	$ 1,081,054